EXHIBIT 10.1
EXECUTION VERSION

THIRD AMENDMENT
TO
CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of December 12, 2016 (effective as provided herein), is among WINTRUST FINANCIAL CORPORATION, an Illinois corporation ("Borrower"), each Lender a party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent").
RECITALS:
Borrower, Lenders and Administrative Agent have previously entered into the Credit Agreement dated as of December 15, 2014, as amended by the First Amendment to Credit Agreement dated as of October 29, 2015 and by the Second Amendment to Credit Agreement dated as of December 14, 2015 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").
Borrower and Lenders have requested amendments to certain provisions of the Credit Agreement, including to extend the Revolving Credit Maturity Date, and to make certain modifications to covenants set forth therein.
Borrower and Lenders have agreed, subject to the terms and conditions hereof, to amend such provisions of the Credit Agreement, as provided in this Third Amendment.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I

Definitions
1.1    Definitions. Capitalized terms not otherwise defined herein have the same meaning as in the Credit Agreement.
ARTICLE II

Amendments to Credit Agreement
2.1    Amendments to Credit Agreement Section 1.01.
(a)    The definition of "Base Rate” found in Section 1.01 is amended to add the following sentence at the end thereof: "Notwithstanding the foregoing, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement."
(b)    The definition of "Federal Funds Rate" found in Section 1.01 is amended to add the following sentence at the end thereof: "Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement."
(c)    Clause (e) of the definition of "Defaulting Lender" found in Section 1.01 is amended and restated in its entirety to read as follows:

(e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;
(d)    The definition of "Prime Rate" found in Section 1.01 is amended to add the following sentence at the end thereof: "Notwithstanding the foregoing, if Prime Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement."
(e)    The definition of "Revolving Credit Maturity Date" found in Section 1.01 is hereby amended by the deletion of the date "December 12, 2016" and its replacement with the date "December 11, 2017".
(f)    The following definitions are added to Section 1.01 in appropriate alphabetical order:
"Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
"Common Equity Tier 1 Ratio" means the common equity tier 1 ratio (expressed as a percentage rounded to two decimal places), determined in accordance with the then-current regulations of the applicable Bank Regulatory Authority on a Consolidated Basis for the Borrower and its Subsidiaries.
"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

"Sanctioned Entity" shall mean (a) an agency of the government of, (b) an organization directly or indirectly controlled by, or (c) a person resident in, a country that is a Sanctioned Country or is otherwise subject to a sanctions program identified on the list maintained and published by OFAC and available at or as otherwise published from time to time as such program may be applicable to such agency, organization or person.
"Sanctioned Person" means a person named on the list of Specially Designated Nationals maintained by OFAC.
"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.2    Amendment and Restatement of Credit Agreement Section 5.19. Section 5.19 is amended and restated in its entirety to read as follows:
Section 5.19.    Anti-Terrorism; Anti-Money Laundering; Etc. Neither Borrower nor any of its Subsidiaries or, to their knowledge, any of their Related Parties (i) is an "enemy" or an "ally of the enemy" within the meaning of Section 2 of the Trading with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), (ii) is in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto (C) the PATRIOT Act (collectively, the "Anti-Terrorism Laws"), or (D) any Anti-Corruption Laws, or (iii) is, or is controlled or owned by, a Sanctioned Person, Sanctioned Entity or other Persons that are, the subject of Sanctions. No part of the proceeds of any Loan hereunder will be unlawfully used directly or, to the knowledge of the Borrower, indirectly to fund any operations in, finance any investments or activities in or make any payments to a Person that is the subject of Sanctions or a Sanctioned Country, or in any other manner that will result in a violation by any Person (including any Lender or the Administrative Agent) of any Anti-Terrorism Laws, Anti-Corruption Laws, or any Sanctions.
2.3    Amendment to Credit Agreement Article V. Article V is amended by adding thereto two new sections, numbered 5.20 and 5.21, to read as follows:
Section 5.20    OFAC. None of the Borrower, any Subsidiary of the Borrower or, to the knowledge of the Borrower, any Affiliate of the Borrower is a Sanctioned Person. The Borrower will not, directly or indirectly, use the proceeds of any Loan to fund any operations or finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.
Section 5.21    EEA Financial Institutions. Neither the Borrower nor any of its Subsidiaries is an EEA Financial Institution.
2.4    Amendment to Credit Agreement Section 7.01(i). Section 7.01(i) is hereby amended by deleting therefrom the reference to "$40,000,000" and inserting in lieu thereof a reference to "$60,000,000".
2.5    Amendment to Credit Agreement Section 7.02(e). Section 7.02(e) is amended by deleting therefrom the reference to "$125,000,000" and inserting in lieu thereof a reference to "$200,000,000".
2.6    Amendment to Credit Agreement Section 7.12. Section 7.12 is amended and restated in its entirety to read as follows:

The Borrower will not request any Loan, and the Borrower shall not use, and the Borrower shall ensure that its Subsidiaries and its or their respective directors, officers and employees shall not use, the proceeds of any Loan in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person, or in any manner that would result, in violation of any Sanctions, Anti-Corruption Laws or Anti-Terrorism Laws.
2.7    Amendment to Credit Agreement Article VIII. Article VIII is amended by adding thereto a new paragraph, lettered (j), to read as follows:
(j)    Common Equity Tier 1 Ratio. Permit the Common Equity Tier 1 Ratio to be less than the minimum Common Equity Tier 1 Ratio for the Borrower on a Consolidated basis or any of its Subsidiary Banks to qualify as "well-capitalized" (as defined and determined by the appropriate Bank Regulatory Authority having jurisdiction over the Borrower on the date of the determination).
2.8    Amendment to Credit Agreement Article XI. Article XI is amended by adding thereto a new section, numbered 11.21, to read as follows:
Section 11.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party to this Agreement acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
ARTICLE III

Conditions Precedent; Effectiveness
3.1    Conditions. The effectiveness of this Third Amendment is subject to the satisfaction of the following conditions precedent:

(a)    Documents. Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Third Amendment and the following shall have occurred, in form and substance satisfactory to Administrative Agent and Lenders:
(i)    Third Amendment. This Third Amendment executed by Borrower and each Lender.
(ii)    Upfront Fee. The Borrower shall have paid to the Administrative Agent, for the account of the Lenders, a non-refundable upfront fee equal to 0.15% of the Revolving Credit Commitment on the date hereof; such upfront fee to be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Revolving Credit Commitment Percentages.
3.2    Effectiveness. Upon satisfaction of the conditions precedent in Section 3.1, this Third Amendment shall be effective as of December 12, 2016.

ARTICLE IV

Ratification
4.1    Ratification. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties
5.1    Loan Documents. Borrower hereby represents and warrants to each Lender and Administrative Agent that (a) the execution, delivery and performance of this Third Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational or governance document of Borrower or any applicable law, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, in which case they were true and correct on and as of such date, (c) no Default or Event of Default shall exist before or immediately after giving effect to this Third Amendment, (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it is subject, and (e) there have been no amendments, supplements or other modifications to the certificate of incorporation or by-laws of the Borrower since December 15, 2014, other than the amendment to the Borrower’s by-laws adopted as of April 5, 2016, reducing the size of Borrower’s board of directors from 14 members to 12 members.

ARTICLE VI

Miscellaneous
6.1    Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
6.2    Severability. Any provision of this Third Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
6.3    Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Third Amendment by facsimile transmission or PDF attachment to email shall be effective as delivery of an original executed counterpart thereof.
6.4    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. This Third Amendment and the other Loan Documents executed in connection herewith, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of Illinois, without reference to the conflicts or choice of law principles thereof.
(b)    Submission to Jurisdiction. Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Third Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Third Amendment or in any other Loan Document shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Third Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Third Amendment or any other Loan Document executed in connection herewith in any court referred to in Section 6.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Third Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
6.5    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
6.6    FINAL AGREEMENT. THIS THIRD AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower shall pay all invoiced reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Third Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent’s legal counsel promptly following Borrower’s receipt of invoices therefor.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers, all as of the day and year first written above.
BORROWER:

WINTRUST FINANCIAL CORPORATION

By:     /s/ David A. Dykstra
David A. Dykstra
    Senior Executive Vice President

Third Amendment to Credit Agreement – Signature Page

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:     /s/ Nicole Simmons
Name: Nicole Simmons
Title: Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:     /s/ Lori Hartman
Name: Lori Hartman
Title: Vice President

Third Amendment to Credit Agreement – Signature Page

ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Joseph Travaglione
Name: Joseph Travaglione
Title: Authorized Signatory

Third Amendment to Credit Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:     /s/ Peter Caligiuri
Name: Peter Caligiuri
Title: Vice President

Third Amendment to Credit Agreement – Signature Page